EXHIBIT 99.3

        PRO FORMA COMBINED BALANCE SHEET AND STATEMENT OF OPERATIONS FOR
                ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD. AND
             CHINA PHARMACEUTICALS CORPORATION AS OF MARCH 31, 2004
        AND FOR THE THREE MONTHS THEN ENDED AND STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                        CHINA PHARMACEUTICALS CORPORATION
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The accompanying pro forma consolidated financial statements present the historical financial information of China Pharmaceuticals Corporation ("China Pharma"), as adjusted for the acquisition of Zhejiang University Pharmaceutical Co., Ltd ("Zheda Pharmacy"), pursuant to an Agreement and Plan of Reorganization entered into between China Pharma and Zheda Pharma dated as of February 26, 2004. For financial reporting purposes, the business combination is to be accounted for as an additional capitalization of China Pharma (a reverse acquisition with Zheda Pharmacy as the acquirer). The operations of Zheda Pharmacy will be the continuing operations of China Pharmaceuticals Corporation.

The accompanying pro forma consolidated balance sheet presents the historical financial information of China Pharma as of March 31, 2004, as adjusted for the acquisition of Zheda Pharmacy, accounted for as a reverse acquisition.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2003 combines the historical financial information of Zheda Pharmacy for the year ended December 31, 2003, as if the acquisition had occurred at the beginning of the year. The accompanying pro forma consolidated statement of operations for the three months ended March 31, 2004, as if the acquisition had occurred at the beginning of the period.

The pro forma consolidated financial statements have been prepared by management, based on the historical financial statements of China Pharma and Zheda Pharmacy. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Zheda Pharmacy for the first quarter ended March 31, 2004 and year ended December 31, 2003, included elsewhere in this filing on Form 8K/A, and for China Pharma which are included in the companies SEC Filings.

                       CHINA PHARMACEUCTICAL CORPORATION
                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

CONSOLIDATED BALANCE
MARCH 31, 2004

                                                CHINA             ZHEDA            PROFORMA         NOTES       PRO FORMA
                                                      (HISTORICAL)                ADJUSTMENTS                    COMBINED

ASSETS

CURRENT ASSETS
Cash                                     $          3,685    $   4,026,320                                    $   4,030,005
Short Term Investments                                                   -                                                -
Accounts Receivable                                                964,875                                          964,875
Prepayments                                                      1,659,900                                        1,659,900
Interest Receivable                                                 62,332                                           62,332
Loans Receivable and other Receivables                           2,540,160                                        2,540,160
Inventories                                             -          332,516                                          332,519
                                         ----------------------------------                                    -------------

Total Current Assets                                3,685        9,586,103                                        9,589,788
                                         ----------------------------------                                    -------------

Advances due from Related Parties                  77,007                -                                           77,007

Property, Plant and equipment, net                 83,533        1,614,549                                        1,698,082
Construction in Progress                                         5,898,191                                        5,898,191
Long Term Investments                                 250        1,088,640                                        1,088,890
Intangible assets, net                                             882,117                                          882,117
                                         ----------------------------------                                    -------------

TOTAL                                    $        164,475    $  19,069,600                                     $ 19,234,075
                                         ==================================                                    =============

CURRENT LIABILITIES
Short Term Debt                          $              -    $   2,661,120                                     $  2,661,120
Accounts payable                                   54,696          429,165     $      (54,696)          3           429,165
Notes payable-related                             434,637        1,532,805           (235,304)          3         1,732,138
Accrued changes and other payables                      -          924,113                                          924,113
Income Tax Payable                                      -           29,052                                           29,052
                                         ----------------------------------                                    -------------

Total Current Liabilities                         489,333        5,576,255                                        5,775,588
                                         ----------------------------------                                    -------------

LONG TERM LIABILITIES
Long Term Loan                                          -        6,048,000                                        6,048,000
                                         ----------------------------------                                    -------------

Total Long Term Liabilities                             -        6,048,000                                        6,048,000

TOTAL LIABILITIES                                 489,333       11,624,255                                       11,823,588
                                         ==================================                                    =============

STOCKHOLDERS' EQUITY
Preferred Stock                                         -                -
Common Stock                                      820,843        9,676,800        (10,493,026)          4             4,617
Additional Paid in Capital                      3,800,406                -          5,836,919         3,4         9,637,325
Deficit accumulated during the
development stage                              (4,946,107)      (2,231,455)         4,946,107           4        (2,231,455)
                                         ----------------------------------

TOTAL STOCKHOLDERS EQUITY                        (324,858)       7,445,345                                        7,410,487
                                         ----------------------------------                                    -------------

TOTAL LIABILITIES AND STOCK              $        164,475    $  19,069,600                                     $ 19,234,075
                                         ==================================                                    =============

                       CHINA PHARMACEUCTICAL CORPORATION
                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


CONSOLIDATED INCOME STATEMENT
MARCH 31, 2004

                                                     CHINA             ZHEDA            PROFORMA         NOTES       PRO FORMA
                                                           (HISTORICAL)                ADJUSTMENTS                    COMBINED


REVENUE                                       $         -         $   1,066,094                                    $    1,066,094

COST OF REVENUE                                         -             1,049,349                                         1,049,349
                                              ----------------------------------                                   ---------------

GROSS MARGIN                                            -                16,745                                            16,745
                                              ----------------------------------                                   ---------------

OPERATING EXPENSES
General and administrative                         37,184               159,902                                           197,086
Research and Development                                -                46,414                                            46,414
Depreciation, depletion and amortization           19,717                     -                                            19,717
                                              ----------------------------------                                   ---------------

TOTAL OPERATING EXPENSES                           56,901               206,316                                           263,217
                                              ----------------------------------                                   ---------------

OTHER INCOME (EXPENSE)
Interest Income from Loans Receivable                   -                62,332                                            62,332
Bank Interest Income                                    -                 3,915                                             3,915
Interest expense                                        -               (37,307)                                          (37,307)
Other (expense) income, net                             -                 5,376                                             5,376
                                              ----------------------------------                                   ---------------

TOTAL OTHER INCOME (EXPENSE)                            -                34,316                                            34,316
                                              ----------------------------------                                   ---------------

Provision for Income Tax                                -                 4,252                                             4,252
                                              ----------------------------------                                   ---------------

NET (LOSS)                                    $   (56,901)        $    (159,507)                                   $     (216,408)
                                              ==================================                                   ===============


PROFORMA NET (LOSS) PER
COMMON SHARE                                                                                                       $       (0.005)
                                                                                                                   ===============

NUMBER OF COMMON SHARES
OUTSTANDING AFTER ACQUISITION                                                                                          46,160,733
                                                                                                                   ===============

                       CHINA PHARMACEUCTICAL CORPORATION
                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


CONSOLIDATED INCOME STATEMENT
DECEMBER 31, 2003

                                                    CHINA             ZHEDA            PROFORMA         NOTES       PRO FORMA
                                                          (HISTORICAL)                ADJUSTMENTS                    COMBINED


REVENUE                                      $     882,767       $     119,714                                    $   1,002,481

COST OF REVENUE                                    687,751             217,597                                          905,348
                                             ----------------------------------                                   --------------

GROSS MARGIN                                       195,016             (97,883)                                          97,133
                                             ----------------------------------                                   --------------

OPERATING EXPENSES

General and administrative                         568,613             689,886                                        1,258,499
Research and Development                                 -             259,099                                          259,099
Depreciation, depletion and amortization            94,455                   -                                           94,455
                                             ----------------------------------                                   --------------

LOSS FROM OPERATIONS                              (468,052)         (1,046,868)                                      (1,514,920)
                                             ----------------------------------                                   --------------

OTHER INCOME (EXPENSE)
Interest Income from Loans Receivable               50,164             497,789                                          547,953
Bank Interest Income                                     -              15,721                                           15,721
Interest expense                                         -            (236,152)                                        (236,152)
Other (expense) income, net                       (156,046)            (19,584)                                        (175,630)
                                             ----------------------------------                                   --------------


TOTAL OTHER INCOME (EXPENSE)                      (105,882)            257,774                                          151,892
                                             ----------------------------------                                   --------------

Provision for Income Tax                                                 4,252                                            4,252
                                             ----------------------------------

NET (LOSS)                                   $    (573,934)      $    (789,094)                                   $  (1,363,028)
                                             ==================================                                   ==============


PROFORMA NET (LOSS) PER
COMMON SHARE                                                                                                      $      (0.030)
                                                                                                                  ==============

NUMBER OF COMMON SHARES
OUTSTANDING AFTER ACQUISITION                                                                                        46,160,733
                                                                                                                  ==============


                        CHINA PHARMACEUTICALS CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma consolidated financial statements are presented to reflect the acquisition of Zhejiang University Pharmaceutical Co., Ltd. a Sino-foreign equity joint venture ("Zheda Pharmacy"), accounted for as a reverse acquisition, with the operations of Zheda Pharmacy being the continuing operations of the combined entities under the name China Pharmaceuticals Corporation ("China Pharma"). China Pharmaceuticals Corporation operated and reported as Wilmington Rexford, Inc. from February of 2001 until it changed its name to China Pharmaceuticals Corporation on March 25, 2004.

The accompanying pro forma consolidated balance sheet as of March 31, 2004 has been prepared to give effect to the acquisition of Zheda Pharmacy by China Pharma as if the acquisition occurred on March 31, 2004. The accompanying pro forma consolidated statements of operations combines the historical operations of Zheda Pharmacy and China Pharma for the period ended March 31, 2004 and the year ended December 31, 2003 as if the acquisition had occurred at the beginning of each of the periods presented.


NOTE 2 - (LOSS) PER COMMON SHARE

Pro forma loss per common share for the period ended March 31, 2004 and year ended December 31, 2003 is computed based on the number of common shares outstanding on a post merger basis during the periods, assuming that the 46,160,733 shares of China Pharmaceuticals Corporation were outstanding as of the date the reverse acquisition was completed and all debt was converted as of the beginning of each of the periods presented.


NOTE 3 - TRANSACTION CONVERSION

On May 24, 2004, the registrant issued 31,151,780 shares to China Merchant DiChain Investment Holdings Limited and its designees for $290,000 and its continued capital contribution towards the combined company.


NOTE 4 - RECAPITALIZATION ADJUSTMENTS

On May 23, 2004, China Pharmaceuticals Corporation signed a Share Exchange Agreement for the acquisition of 87.475% of the outstanding common stock of Zheda. Thus, a transfer in control occurred. The transaction is accounted for as a reverse acquisitionon wherein Zheda is the accounting acquirer and China Pharmaceuticals Corporation is the legal acquirer. Accordingly the accounting acquirer properly recorded the assets purchased and liabilities assumed as part of the reverse acquisition and the entire stockholders equity section of the legal acquirer is eliminated. Common Stock of the accounting acquirer remained intact due to the part value of 0.0001 remaining in effect after the merger. This transaction was accounted for under APB "Accounting Principals Board" pronouncement #16 ands SFAS "Statement Financial Accounting Standards" #142.